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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     October 3, 2004
                                                         -----------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

          0-23494                                                35-1778566
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  (Commission File Number)                                     (IRS Employer
                                                             Identification No.)


501 Airtech Parkway, Plainfield, Indiana                           46168
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 3, 2004, Brightpoint Asia Limited ("Brightpoint Asia"), a company incorporated in the British Virgin Islands, and a subsidiary of Brightpoint, Inc., an Indiana corporation ("Registrant"), entered into a Management Services Agreement ("Management Agreement") with Persequor Limited, a company incorporated in the British Virgin Islands ("Manager"). The Management Agreement, which is effective as of July 1, 2004, provides that Manager will continue to manage the Business (as defined in the Management Agreement) of Brightpoint Asia. In exchange for its services, Manager will receive a quarterly fee equal to 12.5% of net operating income before income taxes actually realized directly from sales of GSM handsets and 9% of the adjusted gross profit for CDMA handset sales. In addition, for purposes of Manager's costs and expenses, Brightpoint Asia will pay Manager an amount equal to 12% of the adjusted gross profit for GSM Handset sales. Brightpoint Asia will also reimburse Manager for other expenses including set-up costs with respect to its addition of up to five additional employees, actual expenses incurred in respect of freight and, commencing on July 1, 2005, if the total number of CDMA Handsets sold through the Indian Carrier Sales (as defined in the Agreement) exceeds 1,000,000 units during any calendar quarter during the term of the Management Agreement, Brightpoint Asia shall reimburse Manager for the actual and reasonable incremental expenses incurred or expensed by Manager to administer the orders for CDMA Handsets in excess of 1,000,000 units. The Management Agreement contains reciprocal indemnification clauses pursuant to which each party agrees to indemnify the other against a breach of the Management Agreement or the gross negligence or misconduct of its employees. A copy of the Management Agreement is annexed as Exhibit 10.1.

In connection with the Management Agreement, the previously filed Shareholders' Agreement by and among Brightpoint India Private Limited ("Brightpoint India"), Brightpoint Holdings B.V. ("Brightpoint Holdings") and Manager was amended to exclude certain categories of sales revenue from any appraisal of the value of Manager's shares of Brightpoint India. The Amendment also permits Brightpoint Holdings to pay Manager for any sale or purchase transaction with respect to its shares of Brightpoint India with shares of the Registrant's common stock. The Amendment to the Shareholders' Agreement is annexed as Exhibit 10.2.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 described above and incorporated herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

       10.1 Management Services Agreement dated effective as of July 1, 2004 by and between Brightpoint Asia Limited and Persequor Limited.*

       10.2 Amendment No. 1 to Shareholders' Agreement dated effective as of July 1, 2004 by and among Brightpoint India Private Limited, Brightpoint Holdings B.V., and Persequor Limited.*

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99.1   Cautionary Statements*


* Previously filed with the Form 8-K filed on October 6, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BRIGHTPOINT, Inc.
                                                (Registrant)

                                                By: /s/ Steven E. Fivel
                                                   ------------------------
                                                    Steven E. Fivel
                                                    Executive Vice President and
                                                    General Counsel

Date:  October 6, 2004